UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2016

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

5400 Westheimer Court, Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 627-5400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 5, 2016, Spectra Energy Partners, LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and Morgan Stanley & Co. LLC, as managers of the several underwriters named therein, relating to the public offering of $600 million aggregate principal amount of the Partnership’s 3.375% senior notes due 2026 (the “2026 Notes”) at a price to the public of 99.865% of the face amount of the 2026 Notes and $200 million aggregate principal amount of the Partnership’s 4.50% senior notes due 2045 (the “2045 Notes” and together with the 2026 Notes, the “Notes”) at a price to the public of 100.663% of the face amount of the 2045 Notes.

The offering of the Notes closed on October 17, 2016. Net proceeds from the offering will be used to repay a portion of the Partnership’s outstanding commercial paper, to fund capital expenditures and for general partnership purposes.

The offering was made pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-197967), which became effective on August 8, 2014.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and certain affiliates, and customary conditions to closing, indemnification rights and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein. A legal opinion and computation of the ratio of earnings to fixed charges of the Partnership for the six month period ended June 30, 2016 are filed herewith as Exhibit 5.1 and Exhibit 12.1, respectively.

Relationships

Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

Fifth Supplemental Indenture for 3.375% Senior Notes due 2026 and Additional Issuance of Partnership’s 4.50% Senior Notes due 2045

The terms of the Notes are governed by the Indenture, dated as of June 9, 2011 (the “Base Indenture”), by and between the Partnership and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by (i) the Third Supplemental Indenture, dated as of June 30, 2014 (the “Third Supplemental Indenture”), between the Partnership and the Trustee, (ii) with respect to the 2045 Notes, the Fourth Supplemental Indenture, dated as of March 12, 2015 (the “Fourth Supplemental Indenture”), between the Partnership and the Trustee, setting forth the specific terms applicable to the 2045 Notes and (iii) with respect to the 2026 Notes, the Fifth Supplemental Indenture, dated as of October 17, 2016 (the “Fifth Supplemental Indenture”), between the Partnership and the Trustee, setting forth the specific terms applicable to the 2026 Notes. The Base Indenture, as amended and supplemented by the Third Supplemental Indenture and with respect to the 2045 Notes, the Fourth Supplemental Indenture, and with respect to the 2026 Notes, the Fifth Supplemental Indenture, is referred to herein as the “Indenture.” The 2026 Notes will accrue interest at 3.375% per annum from October 17, 2016 until maturity, on October 15, 2026. The 2045 Notes will accrue interest at 4.50% per annum from September 15, 2016 until maturity, on March 15, 2045. Interest on the 2026 notes will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2017. The 2045 Notes are an additional issuance of the Partnership’s 4.50% Senior Notes due 2045 issued under the Indenture, and will be treated as a single class under the Indenture with the $500 million in aggregate principal amount of such notes already outstanding. Interest on the 2045 notes will be payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2017.

At the Partnership’s option, any or all of the Notes may be redeemed, in whole or in part, at any time prior to maturity. If the Partnership elects to redeem (i) the 2026 Notes before the date that is three months prior to the maturity date or (ii) the 2045 Notes before the date that is six months prior to the maturity date, the Partnership will pay an amount equal to the greater of 100% of the principal amount of the Notes redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the Notes, plus a make-whole premium. If the Partnership elects to redeem a series of Notes on or after the applicable date described in the preceding sentence, the Partnership will pay an amount equal to 100% of the principal amount of the Notes redeemed. The Partnership will pay accrued interest on the Notes redeemed to the redemption date.

The Notes rank equally in right of payment with all of the Partnership’s existing and future senior indebtedness, effectively junior in right of payment to the Partnership’s existing and future secured indebtedness to the extent of the value of the collateral securing that indebtedness and effectively junior to all existing and future indebtedness and other obligations of the Partnership’s subsidiaries and senior to any subordinated debt that the Partnership may incur.

The Indenture contains covenants that will limit the ability of the Partnership and any of its Principal Subsidiaries (as defined in the Indenture) to create liens on their principal properties and engage in sale and leaseback transactions, and limit the ability of the Partnership to merge or consolidate with another entity or sell, lease or transfer substantially all of its assets to another entity.

The Indenture also contains customary events of default, including (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes at maturity, upon redemption or otherwise; (iii) failure by the Partnership for 60 days after notice to comply with any of its other agreements in the Indenture and (iv) certain events of bankruptcy or insolvency with respect to the Partnership. If an event of default occurs and is continuing with respect to any series of Notes, the trustee or the holders of not less than 25% in principal amount of such series of Notes outstanding may declare such Notes to be due and payable. Upon such a declaration, such principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Partnership occurs and is continuing, the principal amount of such Notes outstanding will become immediately due and payable without any declaration or other act on the part of the trustee or any holders of such Notes.

Other material terms of the Notes and the Indenture are described in the prospectus supplement dated October 5, 2016, as filed by the Partnership with the Securities and Exchange Commission on October 7, 2016. The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

1.1	Underwriting Agreement, dated October 5, 2016, by and among Spectra Energy Partners, LP, Spectra Energy Partners GP, LLC, Spectra Energy Partners (DE) GP, LP, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and Morgan Stanley & Co. LLC, as managers of the several underwriters named therein.

4.1*

Indenture, dated June 9, 2011, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association,

as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on

June 9, 2011 (File No. 001-33556)).

4.2*

Third Supplemental Indenture, dated as of June 30, 2014, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo

Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Quarterly Report on

Form 10-Q for the period ended June 30, 2014 filed with the SEC on August 7, 2014 (File No. 001-33556)).

4.3*	Fourth Supplemental Indenture, dated as of March 12, 2015, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on March 12, 2015 (File No. 001-33556)).

4.4	Fifth Supplemental Indenture, dated as of October 17, 2016, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.5	Form of 3.375% Senior Notes due 2026 (included in Exhibit 4.4).

4.6*	Form of 4.50% Senior Notes due 2045 (included in Exhibit 4.3).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

*	Exhibit incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

	By:	Spectra Energy Partners (DE) GP, LP, its general partner

	By:	Spectra Energy Partners GP, LLC, its general partner

October 17, 2016	By:	/s/ Laura J. Buss Sayavedra
Laura J. Buss Sayavedra
Vice President and Treasurer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated October 5, 2016, by and among Spectra Energy Partners, LP, Spectra Energy Partners GP, LLC, Spectra Energy Partners (DE) GP, LP, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and Morgan Stanley & Co. LLC, as managers of the several underwriters named therein.

4.1*

Indenture, dated June 9, 2011, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association,

as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on

June 9, 2011 (File No. 001-33556)).

4.2*

Third Supplemental Indenture, dated as of June 30, 2014, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo

Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Quarterly Report on

Form 10-Q for the period ended June 30, 2014 filed with the SEC on August 7, 2014 (File No. 001-33556)).

4.3*	Fourth Supplemental Indenture, dated as of March 12, 2015, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on March 12, 2015 (File No. 001-33556)).

4.4	Fifth Supplemental Indenture, dated as of October 17, 2016, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.5	Form of 3.375% Senior Notes due 2026 (included in Exhibit 4.4).

4.6*	Form of 4.50% Senior Notes due 2045 (included in Exhibit 4.3).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

*	Exhibit incorporated by reference.